Exhibit 99.17

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.  Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ...........................$            229,458.54
          (b)  Interest  ............................$          2,342,928.17
          (c)  Total  ...............................$          2,572,386.71

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ...........................$            229,458.54
          (b)  Interest  ............................$          2,292,037.92
          (c)  Total  ...............................$          2,521,496.46

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month: ....................................$             69,970.38

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ...........................$          5,102,872.13
          (b)  Interest  ............................$              6,993.83
          (c)  Total  ...............................$          5,109,865.96

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     5.   Aggregate Insurance Proceeds for prior month:

          (a)  Principal  ...........................$                  0.00
          (b)  Interest  ............................$                  0.00
          (c)  Total  ...............................$                  0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ...........................$                  0.00
          (b)  Interest  ............................$                  0.00
          (c)  Total  ...............................$                  0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ...........................$                  0.00
          (b)  Interest  ............................$                  0.00
          (c)  Total  ...............................$                  0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ...........................$          1,112,350.57
          (b)  Interest  ............................$              7,853.79
          (c)  Total  ...............................$          1,120,204.36

     9.   Pool Scheduled Principal Balance:  ........$        343,731,952.34

     10.  Available Funds:  .........................$          8,821,537.16

     11.  Realized Losses for prior month: ..........$                  0.00

     12.  Aggregate Realized Losses:

          (a) Deficient Valuations: .................$                  0.00
          (b) Special Hazard Losses: ................$                  0.00
          (c) Fraud Losses: .........................$                  0.00
          (d) Excess Bankruptcy Losses: .............$                  0.00
          (e) Excess Special Hazard Losses: .........$                  0.00
          (f) Excess Fraud Losses: ..................$                  0.00
          (g) Debt Service Reductions: ..............$                  0.00

     13.  Non-Credit Losses: ........................$                  0.00

     14.  Compensating Interest Payment: ............$              4,916.85

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     15.  Accrued  Certificate  Interest,  Unpaid Class Interest  Shortfalls and
          Pay-out Rate:

      Class 7-A1.....$       236,571.43    $      0.00          9.00000010%
      Class 7-A2.....$        34,045.20    $      0.00          7.20000000%
      Class 7-A3.....$       893,564.67    $      0.00          7.14999998%
      Class 7-A4.....$        99,569.45    $      0.00          7.12499982%
      Class 7-A5.....$       235,691.66    $      0.00          8.00000000%
      Class 7-A6.....$        71,426.62    $      0.00          7.12499972%
      Class 7-A7.....$        26,125.00    $      0.00          7.50000000%
      Class 7-A8.....$        17,250.00    $      0.00          7.50000000%
      Class 7-A9.....$             0.00    $      0.00          0.00000000%
      Class 7-A10....$        66,666.67    $      0.00          8.00000040%
      Class 7-A11....$       250,000.00    $      0.00          7.50000000%
      Class 7-A12....$       120,833.33    $      0.00          7.24999980%
      Class 7-M......$        32,835.62    $      0.00          7.50000029%
      Class 7-B1.....$        21,890.41    $      0.00          7.49999914%
      Class 7-B2.....$        16,417.81    $      0.00          7.50000171%
      Class 7-B3.....$        10,945.21    $      0.00          7.50000257%
      Class 7-B4.....$         3,283.56    $      0.00          7.50000857%
      Class 7-B5.....$         7,661.66    $      0.00          7.50000214%
      Class 7-S......$       119,606.59    $      0.00          0.42600000%
      Class 7-R......$             0.60    $      0.00          7.20000000%

     16.  Accrual Amount:

          Class 7-A9....................      $         42,500.00

     17.  Principal distributable:

      Class 7-A1.....$       929,224.11      Class 7-A11...$           0.00
      Class 7-A2.....$       167,156.81      Class 7-A12...$           0.00
      Class 7-A3.....$     4,417,851.31      Class 7-PO....$         332.84
      Class 7-A4.....$       334,313.65      Class 7-M.....$       3,441.18
      Class 7-A5.....$       655,922.90      Class 7-B1....$       2,294.12
      Class 7-A6.....$             0.00      Class 7-B2....$       1,720.59
      Class 7-A7.....$        42,500.00      Class 7-B3....$       1,147.06
      Class 7-A8.....$             0.00      Class 7-B4....$         344.12
      Class 7-A9.....$             0.00      Class 7-B5....$         802.93
      Class 7-A10....$             0.00      Class 7-R.....$         100.00

      18.  Additional distributions to the Class 7-R Certificate
           pursuant to Section 4.01(b): ...................$           0.05
           pursuant to Section 2.05(d): ...................$           0.00

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      19.  Certificate Interest Rate of:

           Class 7-S Certificates:..........    0.426000%

B.  Other Amounts:

      1.  Senior Percentage for such Distribution Date: ..........   95.746600%

      2.  Senior Prepayment Percentage for such Distribution Date:  100.000000%

      3.  Junior Percentage for such Distribution Date: ..........    4.253400%

      4.  Junior Prepayment Percentage for such Distribution Date:    0.000000%

      5.  Subordinate Certificate Writedown Amount for such
           Distribution Date: ...................................$         0.00

      6.  Prepayment Distribution Triggers satisfied:

                                      YES         NO

          Class 7-B1........           X
          Class 7-B2........           X
          Class 7-B3........           X
          Class 7-B4........           X
          Class 7-B5........           X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                         GE CAPITAL MORTGAGE SERVICES, INC.



                                         By:    /s/ Karen Pickett
                                         ----------------------------------
                                         Name:     Karen Pickett
                                         Title:    Vice-President,
                                                   Investor Operations